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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
                            -----------------------
                                 SCHEDULE 13E-3

                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)

                                AMENDMENT NO. 6
                               (FINAL AMENDMENT)

                               -----------------

                 ALLMERICA PROPERTY & CASUALTY COMPANIES, INC.
                              (NAME OF THE ISSUER)

                        ALLMERICA FINANCIAL CORPORATION
                 ALLMERICA PROPERTY & CASUALTY COMPANIES, INC.
                             APY ACQUISITION, INC.
                      (NAME OF PERSON(S) FILING STATEMENT)

                         COMMON STOCK, $1.00 PAR VALUE
                         (TITLE OF CLASS OF SECURITIES)
                             --------------------

                                   01-975T105
                     (CUSIP NUMBER OF CLASS OF SECURITIES)

                              JOHN F. KELLY, ESQ.
                              440 LINCOLN STREET
                        WORCESTER, MASSACHUSETTS  01653
                                (508) 855-1000

                                   COPIES TO:

       LAUREN I. NORTON, ESQ.                     WILLIAM S. LAMB, ESQ.
           ROPES & GRAY                   LEBOEUF, LAMB, GREENE & MACRAE, L.L.P.
      ONE INTERNATIONAL PLACE                     125 WEST 55TH STREET
    BOSTON, MASSACHUSETTS  02110                NEW YORK, NEW YORK 10019
          (617) 951-7000                             (212) 424-8000

This statement is filed in connection with (check the appropriate box):

a. [_] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. [_] The filing of a registration statement under the Securities Act of 1933.

c. [_]   A tender offer.

d. [X]   None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [_]


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         This Amendment No. 6 to the Rule 13e-3 Transaction Statement on
Schedule 13E-3 (the "Schedule 13E-3") is being jointly filed by Allmerica Financial Corporation, Inc., a Delaware corporation ("AFC"), Allmerica Property & Casualty Companies, Inc., a Delaware corporation ("APY"), and APY Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of AFC ("Merger Sub"), in connection with the merger (the "Merger") of APY and Merger Sub and amends the Schedule 13E-3 filed by such parties with the Securities and Exchange Commission (the "Commission") on June 16, 1997.

Item 2.  Identity and Background.
         -----------------------

         Item 2 is hereby amended by adding the following information:

         On July 16, 1997, pursuant to the Agreement and Plan of Merger dated February 19, 1997 among AFC, APY and Merger Sub, APY filed a Certificate of Merger with the Secretary of State of the State of Delaware by which Merger Sub was merged with and into APY with APY as the Surviving Corporation (the "Consummated Merger"). The Consummated Merger became effective as of the date of filing, at which time each outstanding share of APY Common Stock, par value $1.00 per share (other than shares as to which appraisal rights were or will be properly exercised under the General Corporation Law of the State of Delaware) was converted into the right to receive $17.60 in cash, without interest, and
0.40 shares of AFC common stock. Alternatively, APY shareholders may elect to receive for each share of APY Common Stock either $33.00 in cash, without interest, or 0.85714 shares of AFC common stock. The aggregate amounts of cash and stock issuable in the Merger are limited and the elections of the form of merger consideration are subject to proration in the event the cash or stock election is oversubscribed.

Item 3.  Past Contacts, Transactions or Negotiations.
         -------------------------------------------

         Item 3 is hereby amended to adding the following information:

         The information stated in Item 2 above is hereby incorporated by reference.

Item 5.  Plans or Proposals of the Issuer or Affiliate.
         ---------------------------------------------

         Item 5 is hereby amended to adding the following information:

         The information stated in Items 2 and 3 above is hereby incorporated by reference.

         On July 17, 1997, APY filed a Certification and Notice of Termination of Registration on Form 15. As a result of the consummation of the Merger, the shares of APY Common Stock became eligible for termination of registration pursuant to Section 12(g) (4) of the Exchange Act.

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                                   SIGNATURES

     After due inquiry and to the best of my knowledge and belief, each of the undersigned certify that the information set forth in this statement is true, complete and correct.


Date: July 22, 1997                         ALLMERICA PROPERTY & CASUALTY
                                               COMPANIES, INC.


                                            By: /s/ Edward J. Parry III
                                               ---------------------------


                                            ALLMERICA FINANCIAL CORPORATION


                                            By: /s/ Edward J. Parry III
                                               ---------------------------


                                            APY ACQUISITION INC.


                                            By: /s/ Edward J. Parry III
                                               ---------------------------

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